Prudential Jennison Natural Resources Fund, Inc.

655 Broad Street, 17th Floor

Newark, New Jersey 07102

April 21, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-1520

Re:	497 Filing for Prudential Jennison Natural Resources Fund, Inc. (the “Fund”) Registration Numbers 33-15166 and 811-05206

Dear Sir or Madam:

We are filing today via EDGAR a Post-Effective Amendment under Rule containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information contained in a supplement, dated April 6, 2016 (SEC accession Number: 0000067590-16-001734) to the Fund’s Prospectus, dated December 30, 2015.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at 973-367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman
Vice President and Corporate Counsel